UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  March 1, 2005
                  ---------------------------------------------
                        (Date of earliest event reported)

                           Cyber Defense Systems, Inc.
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Florida                             333-46424                   55-0876130
------------------------        ---------------------        -------------------
(State or other jurisdiction    (Commission                  (IRS Employer
of incorporation)               file number)                 Identification No.)


10901 Roosevelt Boulevard, Suite 100-D
St. Petersburg, Florida                                           33716
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(Address of Principal Executive Offices)                        (Zip Code)

                                (727) 577 - 0873
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              (Registrant's Telephone Number, Including Area Code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act [(17 CFR 240.14d-2(b)]

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act [(17 CFR 240.13e-4(c)].

ITEM 2.02 Results of Operation and Financial Condition

     This Form 8-K/A amends a Form 8-K filed on February 23, 2005, which disclosed that Cyber Defense Systems, Inc. (the "Registrant" or "Cyber Defense") would be receiving $250,000.00 in financing from Bedlington Securities, Ltd. ("Bedlington") pursuant to a loan made by Bedlington to Cyber Defense. This loan was evidenced by a convertible promissory note (the "Bedlington Note") which provides that the debt may be repaid by the issuance of shares (Restricted) of Cyber Defense's Class A Common Stock.

     On March 1, 2005, Cyber Defense filed a Press Release which announced that it has now received the $250,000.00 loan proceeds from Bedlington and that it has repaid the Bedlington Note by issuing 217,391 shares of its Class A Common Stock (Restricted) to Bedlington.

     It is anticipated that the Loan Proceeds will enable Cyber Defense to pursue and sustain its operating plan of operations for at least four months.

     The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01. Financial Statements And Exhibits

     (c). Exhibits.

     The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit
No.        Description
-------   -----------------

20.1(a)* Press Release of Cyber Defense Systems, Inc. dated March 1, 2005, announcing that Cyber Defense has received $250,000.00 from Bedlington Securities, Ltd. pursuant to a Loan made by Bedlington to Cyber Defense (evidenced by a Convertible Note), and that Cyber Defense has repaid the Bedlington Loan by issuing shares of its Class A Common Stock (Restricted) to Bedlington.
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* Filed electronically herewith.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Cyber Defense Systems, Inc.

By:  /s/ William C. Robinson
---------------------------------
Name:    William C. Robinson
Title:   Chief Executive Officer
Dated: March 1, 2004